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                              ING Series Fund, Inc.
                                 ING Bond Fund


                         Supplement dated May 12, 2004
                           to the Fixed Income Funds
                  Classes A, B, C Prospectus, Class I Prospectus and
                              Class O Prospectus
                             Dated August 1, 2003


      On March 24, 2004, the Board of Directors of the ING Series Fund, Inc. approved a proposal to reorganize the following "Disappearing Fund" into the following "Surviving Fund" (the "Reorganization"):


              Disappearing Fund              Surviving Fund
              --------------------           --------------------

              ING Bond Fund                  ING Intermediate Bond Fund

      The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the third quarter of 2004.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE